AMENDMENT TO TRANSFER AGENCY SERVICES AGREEMENT

     Amendment No. 4 (this "AMENDMENT NO. 4"), dated as of May 3, 2017, by and between Atlantic Shareholder Services, LLC, a Delaware limited liability company (the "ATLANTIC"), and The Advisors' Inner Circle Fund III, a statutory trust organized under the laws of the State of Delaware (the "TRUST").

                             W I T N E S S E T H :

     WHEREAS, effective as of August 18, 2015, Atlantic and the Trust entered into a Transfer Agency Services Agreement (the "ORIGINAL AGREEMENT");

     WHEREAS, the Original Agreement was amended pursuant to an Amendment, dated as of November 3, 2015, and Amendment No. 2, dated as of October 1, 2016, and Amendment No. 3, dated as of February 22, 2017 (the Original Agreement, as amended, the "AGREEMENT")

     WHEREAS, pursuant to Section 15(a) of the Agreement, each of Atlantic and the Trust desires that the Agreement be amended in accordance with the terms and conditions of this Amendment.

     NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, and intending to be legally bound hereby, the parties hereto agree that the Agreement shall be and hereby is amended as follows:

     Section 1. DEFINED TERMS. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

     Section 2. AMENDMENT OF APPENDIX A. Appendix A to the Agreement is amended and restated to read in its entirety as set forth in the Appendix A attached hereto.

     Section 3. AGREEMENT AS AMENDED. The term "Agreement" as used in the Agreement shall be deemed to refer to the Agreement as amended hereby and this Amendment No. 4 shall be effective as of the date first above written.

     Section 4. FULL FORCE AND EFFECT. If any term, provision, covenant or restriction of this Amendment No. 4 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment No. 4, and the Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     Section 5. GOVERNING LAW. This Amendment No. 4 shall be deemed to be a contract made under the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

     Section 6. EXECUTION IN COUNTERPARTS. This Amendment No. 4 may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     Section 7. RATIFICATION, ADOPTION AND APPROVAL. In all respects not inconsistent with the terms and provisions of this Amendment No. 4, the Agreement is hereby ratified, adopted, approved and confirmed.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

                                             ATLANTIC SHAREHOLDER SERVICES, LLC

                                             By: /s/ Christopher Koons
                                                 ---------------------
                                                  Name: Christopher Koons
                                                  Title: Senior Vice President


                                             THE ADVISORS' INNER CIRCLE FUND III

                                             By: /s/ Dianne Descoteaux
                                                 ---------------------
                                                  Name: Dianne Descoteaux
                                                  Title: VP & Secretary

                         APPENDIX A: FUNDS OF THE TRUST

-----------------------------------------------------------------------------------------------
FUND NAME                       CLASS NAME             CUSIP        SYMBOL      APPLICABLE
                                                                                FEE
                                                                                SCHEDULE
-----------------------------------------------------------------------------------------------
Amundi Smith Breeden            Institutional Class     0077IX591               Schedule A
Total Return Bond Fund          Shares

                                Retirement Class        0077Ix617
                                Shares
-----------------------------------------------------------------------------------------------
PineBridge Dynamic Asset        Institutional Class     0077IX575    PDAIX      Schedule A
Allocation Fund                 Shares

                                Investor Servicing      0077IX567    PDAVX
                                Shares
-----------------------------------------------------------------------------------------------
Chiron Capital Allocation       Class I Shares          0077IX583    CCAPX      Schedule A
Fund
-----------------------------------------------------------------------------------------------
Chilton Strategic European      Institutional Class     00771X435    CHEUX      Schedule B
Equities Fund                   Shares
-----------------------------------------------------------------------------------------------
BNP Paribas AM Absolute         Institutional Shares    00771X385    BNPFX      Schedule A
Return Fixed Income Fund
-----------------------------------------------------------------------------------------------
BNP Paribas AM Absolute         Investor Shares         00771X377    BNPGX      Schedule A
Return Fixed Income Fund
-----------------------------------------------------------------------------------------------
BNP Paribas AM Absolute         Retail Shares           00771X369    BNPHX      Schedule A
Return Fixed Income Fund
-----------------------------------------------------------------------------------------------
BNP Paribas AM Global           Institutional Shares    00771X351    BNPIX      Schedule A
Inflation-Linked Bond
Fund
-----------------------------------------------------------------------------------------------
BNP Paribas AM Global           Investor Shares         00771X344    BNPJX      Schedule A
Inflation-Linked Bond
Fund
-----------------------------------------------------------------------------------------------
BNP Paribas AM Global           Retail Shares           00771X336    BNPKX      Schedule A
Inflation-Linked Bond
Fund
-----------------------------------------------------------------------------------------------
BNP Paribas AM                  Institutional Shares    00771X328    BNPLX      Schedule A
Emerging Markets Debt
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
BNP Paribas AM                  Investor Shares         00771X310    BNPMX      Schedule A
Emerging Markets Debt
Fund
-----------------------------------------------------------------------------------------------
BNP Paribas AM                  Retail Shares           00771X294    BNPNX      Schedule A
Emerging Markets Debt
Fund
-----------------------------------------------------------------------------------------------
BNP Paribas AM                  Institutional Shares    00771X286    BNPOX      Schedule A
Emerging Markets Equity
Fund
-----------------------------------------------------------------------------------------------
BNP Paribas AM                  Investor Shares         00771X278    BNPPX      Schedule A
Emerging Markets Equity
Fund
-----------------------------------------------------------------------------------------------
BNP Paribas AM                  Retail Shares           00771X260    BNPQX      Schedule A
Emerging Markets Equity
Fund
-----------------------------------------------------------------------------------------------
BNP Paribas AM MBS              Institutional Shares    00771X252    BNPRX      Schedule A
Fund
-----------------------------------------------------------------------------------------------
BNP Paribas AM MBS              Investor Shares         00771X245    BNPSX      Schedule A
Fund
-----------------------------------------------------------------------------------------------
BNP Paribas AM MBS              Retail Shares           00771X237    BNPTX      Schedule A
Fund
-----------------------------------------------------------------------------------------------
BNP Paribas AM U.S.             Institutional Shares    00771X229    BNPUX      Schedule A
Small Cap Equity Fund
-----------------------------------------------------------------------------------------------
BNP Paribas AM U.S.             Investor Shares         00771X211    BNPVX      Schedule A
Small Cap Equity Fund
-----------------------------------------------------------------------------------------------
BNP Paribas AM U.S.             Retail Shares           00771X195    BNPWX      Schedule A
Small Cap Equity Fund
-----------------------------------------------------------------------------------------------
MFG Low Carbon Global           Institutional Shares    00771X187    MGEGX      Schedule A
Fund
-----------------------------------------------------------------------------------------------
MFG Low Carbon Global           Service Shares          00771X179    MGKGX      Schedule A
Fund
-----------------------------------------------------------------------------------------------
MFG Low Carbon Global           Class Y Shares          00771X161    MGYGX      Schedule A
Fund
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
MFG Infrastructure Fund         Institutional Shares    00771X153    MGESX      Schedule A
-----------------------------------------------------------------------------------------------
MFG Infrastructure Fund         Service Shares          00771X146    MGKSX      Schedule A
-----------------------------------------------------------------------------------------------
MFG Infrastructure Fund         Class Y Shares          00771X138    MGYSX      Schedule A
-----------------------------------------------------------------------------------------------